BUSINESS FIRST BANK Go get it.

Business First Bancshares, Inc.
Investor Presentation
October 2017

Legal Disclosure

This presentation is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of Business First Bancshares, Inc. (the "Company"). The information in this confidential presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person.

This confidential presentation has been prepared by the Company solely for informational purposes to assist interested parties in making their own evaluation of the Company. It does not purport to contain all of the information that may be relevant. In addition, the financial information presented in this confidential presentation was prepared by management of the Company and has not been audited. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this confidential presentation and other information provided by or on behalf of the Company. The contents of this confidential presentation should not be construed as investment, legal or tax advice.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Company's the proposed acquisition, the timing, anticipated benefits and financial impact thereof.

These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by the Company of Minden Bancorp, Inc. and its subsidiary, MBL Bank, including, the anticipated timing of the closing of the proposed acquisition, any expected increase in the Company's earnings per share and any expected earn-back period related to dilution in tangible book value resulting from the proposed acquisition, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, and expectations regarding the integration of MBL Bank's operations.

Legal Disclosure (Cont'd)

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the parties' ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition, including the receipt of regulatory approvals required for the acquisition and approval of the acquisition by Minden Bancorp's shareholders; the parties' ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the MBL Bank's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company's issuance of additional shares of its common stock in connection with the proposed private placement offering; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risks and factors set forth in the Company's December 31, 2016 Form 10-K, filed with the SEC on March 20, 2017, under the captions "Forward Looking Statements" and "Risk Factors." Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Legal Disclosure (Cont'd)

Certain of the information contained in this confidential presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

The delivery of this confidential presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this confidential presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. Only those representations and warranties contained in an executed agreement containing the terms and conditions of a transaction, if any, shall have any legal effect.

Although the Company is not listed on any public exchange, the Company is subject to periodic and current reporting requirements under the Securities Exchange Act of 1934, as amended. Before you invest, you should read the disclosures made by the Company in the periodic and current filings it has filed with the Securities and Exchange Commission (the "SEC") for more complete information about the Company. You may get these documents by visiting the SEC's EDGAR service on the SEC's website at www.sec.gov or by contacting the SEC for further information at 1-800-SEC-0330.

This confidential presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the appendix to this confidential presentation.

Overview of Business First Bancshares, Inc.

- **Founded in 2006; headquartered in Baton Rouge, LA**
- **Formed under the leadership of Charles E. "Buddy" Roemer III, a former governor of Louisiana, U.S congressman and U.S. presidential candidate**
  - Current CEO, Jude Melville, was the first employee and a founding executive officer
- **Commercial bank focused on small-to-midsize businesses and their owners and employees**
- **Currently operating in eight Louisiana markets and Dallas, TX**
- **YTD June 30, 2017 Financial Results**
  - $1.2 bn total assets
  - $875mm gross loans; $972mm total deposits
  - 0.70% ROAA
- **Announced agreement to acquire Minden Bancorp, Inc. (MBL Bank)**
  - $323mm in total assets; 1.7% YTD ROAA
  - All cash transaction valued at $76.1mm

Business First Footprint



Business First Banking Centers (16)
Business First LPOs (2)
Minden Bancorp Branches (2)
Durant
Hugo
Sherman
Paris
Idabel
Texarkana
Camden
Monticello
Cleveland
Greenville
El Dorado
Magnolia
Greenville
Plano
Mount Pleasant
Garland
Dallas
Bastrop
Yazoo City
Longview
Shreveport
Ruston
Monroe
Tyler
Vicksburg
Jackson
Henderson
Winnsboro
Corsicana
Mansfield
Palestine
Natchitoches
Nacogdoches
Natchez
Brookhaven
Kisatchie National Forest
Alexandria
Crockett
Lufkin
Leesville
LOUISIANA
Tylertown
Marksville
Jasper
De Ridder
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma

Our Operating Philosophy Has Been Consistent Since Day 1

Commercial Focus	Recruiting and Retaining Talented Bankers	"High Tech/ High Touch" Model	Disciplined Expansion Criteria
• Small-to-midsize businesses and their owners and employees • Target $1-$5mm commercial lending relationships that are typically too small for the larger financial institutions to value but too complex for many community banks • Full suite of treasury and cash management products and services to support lending efforts • 25%+ C&I loans and NIB deposits	• Experienced and empowered local leadership • Recruit bankers with strong ties to local communities • Offer bankers an entrepreneurial culture combined with a platform of sophisticated banking products and services and efficient credit decisions • Historically successful in recruiting bankers from larger financial institutions as well as local community banks • Recruiting complemented by focus on internal professional development	• "Branch lite" model leveraging current technology for customer convenience • Significant investment in operating platform to support C&I-focused, relationship-based banking • Opportunity for future growth without commensurate increases in operating expense • COO had nearly 20 years experience at BXS, including over 20 systems conversions in connection with bank acquisitions	• In the first 10 years, Business First expanded into eight Louisiana markets, including the six largest metro areas – Founding directors and shareholders were intentionally located throughout Louisiana • New market expansion driven by the identification and recruitment of local banking teams • Careful analysis of the market's economy and the population of targeted small-to-mid sized business customers • Experience with both organic and acquisition expansion

Executive Management Team

- **Executive team includes a mix of youth and experience which fosters an energetic and collaborative work environment**
- **Board includes senior executives with public company experience**

Officer	Age	Years in Banking	Year Started at BF	Position with Business First Bank
Jude Melville	43	12	2006	Director, President and Chief Executive Officer
Gregory Robertson	45	22	2011	EVP, Chief Financial Officer
Donald Hingle	56	35	2009	EVP, Chief Credit Executive
Philip Jordan	45	23	2008	EVP, Chief Commercial Officer
Alicia Robertson	49	30	2011	EVP, Chief Retail Officer
Keith Mansfield	41	19	2016	EVP, Chief Operations Officer
Heather Roemer	36	8	2009	SVP, Director of HR and Talent Development

Data Source: Company Documents.

Market Presidents

- Business First's Market Presidents have diversified experience at a mix of large, regional and community banks
- Market Presidents serve as important conduits between executive management and the local markets

Market	Market President	Age	Years in Banking	Year Started at BF	Prior Experience
East Baton Rouge	Michael Nizzo	38	14	2008	Investar Iberville Bank Wells Fargo
Northwest Louisiana	Jason Siegele	41	20	2006	Regions Hibernia
Northshore	Warren McDonald	51	29	2006	Whitney Bank Regions Bank One
Lafayette	Troy Cloutier	43	25	2017	MidSouth Bank
Lake Charles	Poncho Seaford	52	29	2016	J.P. Morgan Chase
Houma	Gloria Navarro	64	35	2010	Capital One
New Orleans	Chris Keene	43	21	2015	First Bank & Trust Whitney Bank
West Baton Rouge	Sonny Gascon	56	15	2010	Plaquemine Bank J.P. Morgan Chase
Dallas	Chris Shaw	39	16	2017	Green Bank BB&T

Data Source: Company Documents.

Corporate History


2016:
Opened new headquarters in downtown Baton Rouge
2006:
Bank opened in Baton Rouge; expanded into Northwest Louisiana market
2008:
Expanded into the Lafayette market
2010:
Expanded into the Houma market
2015:
Acquired American Gateway Financial in West Baton Rouge with $372mm in total assets
2017:
Expanded into Dallas, TX market
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
2007:
Expanded into the Northshore market
2009:
Expanded into the Lake Charles market
2011:
Jude Melville named President and CEO in January.
In connection with this change, Business First:
• Restructured the Board of Directors
• Slowed the growth of CRE lending
• Emphasized complete C&I relationships
• Slowed down new market expansion
• Invested in underwriting, back-office capabilities
2015:
Expanded into the New Orleans market
2017:
Proposed acquisition of Minden Bancshares, Inc.
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017

Total Assets ($Millions):

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	YTD 2017
110	392	546	667	657	652	681	684	685	1,076	1,106	1,169

Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Historical Financial Summary

	For the Year Ended December 31,							YTD
	2010	2011	2012	2013	2014	2015	2016	6/30/2017
	Last Year of Initial Expansion	Internally Focused				Current Growth Phase		
Balance Sheet & Capital								
Total Assets	$657,142	$652,241	$681,062	$684,180	$684,502	$1,076,089	$1,105,841	$1,169,086
Gross Loans	404,550	441,856	460,236	536,045	558,386	772,392	811,131	874,673
Deposits	542,233	541,613	566,328	594,176	587,252	904,236	932,795	972,016
Total Equity	59,524	66,269	71,014	71,923	78,845	112,449	113,559	118,813
Tangible Common Equity / Tangible Assets[1]	9.1 %	10.1 %	10.4 %	10.5 %	11.5 %	10.0 %	9.5 %	9.5 %
Tier 1 Leverage Ratio	9.3	9.8	10.2	10.8	11.2	10.1	9.7	9.5
Total Capital Ratio	13.9	13.7	13.1	13.1	13.4	12.1	11.6	10.9
Net Loans (Excl. HFS) / Assets	60.3 %	66.6 %	66.7 %	77.5 %	80.6 %	71.1 %	72.6 %	74.0 %
Gross Loans (Excl. HFS) / Deposits	74.6	81.6	81.3	90.2	95.1	85.4	86.9	90.0
NIB Deposits / Deposits	4.1	18.4	21.2	20.4	18.6	24.6	24.0	25.1
C & I / Loans (Excl. HFS)	24.1	25.1	28.8	34.6	33.2	24.0	26.3	27.3
C&D / Total Risk-Based Capital[2]	107.8 %	73.7 %	84.9 %	69.3 %	73.0 %	84.5 %	80.1 %	92.1 %
CRE / Total Risk-Based Capital[2]	280.6	247.4	249.0	230.2	217.6	234.3	220.2	233.6
Asset Quality								
NPLs / Loans (Excl. TDRs)	3.56 %	2.45 %	1.76 %	0.41 %	0.54 %	1.03 %	0.90 %	1.28 %
NPAs / Assets (Excl. TDRs)	2.51	1.95	1.24	0.55	0.88	0.93	0.77	1.06
Reserves / Loans (Excl. HFS)	1.98	1.66	1.28	1.13	1.19	0.94	1.01	1.05
NCOs / Average Loans - Annualized	0.78	1.25	0.84	0.12	0.02	0.08	0.04	0.15
Profitability Ratios								
Net Income	$981	$1,080	$3,322	$5,129	$4,033	$4,096	$5,111	$4,028
ROAA	0.15 %	0.16 %	0.50 %	0.75 %	0.58 %	0.41 %	0.45 %	0.70 %
ROAE	1.64	1.78	4.96	7.45	5.49	3.89	4.42	6.96
Net Interest Margin	3.12 %	3.52 %	3.66 %	3.72 %	3.55 %	3.68 %	3.64 %	4.19 %
Efficiency Ratio	78.3	76.7	74.0	78.5	75.9	81.7	82.0	71.1
Non-Interest Income / Avg. Assets	0.13	0.23	0.24	0.19	0.25	0.32	0.46	0.50
Non-Interest Expense / Avg. Assets	2.67	2.75	2.76	2.92	2.75	3.05	3.11	3.10

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See the "Reconciliation of Non-GAAP Financial Measures" included in the appendix hereto.
(2) Calculated at the bank level based on FDIC call report data.
Data Source: SNL Financial, Company Documents.

Recent Financial Results

- **Acquired American Gateway on March 31, 2015, adding approximately $143 million in loans and $283 million in deposits**
  - Total net pretax deal charges of $2.0 million for FY 2014-2016
- **Since closing, the American Gateway portfolio has decreased from $143 million to $54 million**
  - Legacy Business First loans have grown at 16.6% CAGR since 2014
- **Relatively flat deposit balances since American Gateway acquisition masks enhanced mix and deployment of excess liquidity**
- **Core net income growth of 11.6% in FY 2015 and 9.1% in FY 2016[2]**

Gross Loans[1]



$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$558.4
$772.4
$93.5
$678.9
$811.1
$65.3
$745.8
$874.7
$54.3
$820.4
2014Y
2015Y
2016Y
YTD 2017

Total Deposits



$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$587.3
$904.2
$932.8
$972.0
2014Y
2015Y
2016Y
YTD 2017

Net Income[2]



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.3
$4.0
$4.9
$4.1
$5.3
$5.1
$4.0
2014Y
2015Y
2016Y
YTD 2017

ROAA[2]



0.80%
0.60%
0.40%
0.20%
0.00%
0.62%
0.58%
0.49%
0.41%
0.47%
0.45%
0.70%
2014Y
2015Y
2016Y
YTD 2017

NIM[3]



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.55%
3.68%
3.47%
3.64%
3.51%
4.19%
3.60%
2014Y
2015Y
2016Y
YTD 2017

Efficiency Ratio



90.0%
80.0%
70.0%
60.0%
50.0%
75.9%
81.7%
82.0%
71.1%
2014Y
2015Y
2016Y
YTD 2017

BUSINESS FIRST BANK

YTD June 30th Financial Comparison

- **Loan growth of 9.6% YoY**
  - 14% excluding the run-off in American Gateway loans
  - YTD annualized loan growth of 15.7%
- **Total deposits declined 2.7% inclusive of a reduction of $21 million, or 21%, in wholesale time deposits**
  - YTD annualized deposit growth of 8.4%
- **In 1H'17, Business First recorded $2.8 million of purchase discount gains primarily from the sale of its 98% participation interest in an impaired credit acquired from American Gateway**
  - In connection with this sale, GAAP accounting required a charge-off of $600k
  - Excluding this charge-off, NCOs total $45 thousand for YTD 2017, or 0.01% of average loans
  - Business First largely reallocated this gain to the loan loss provision, which totaled $1.7 million for the 1H'17 versus $820 thousand in the 1H'16
- **Total revenue increased 19.7% YoY versus NIE growth of 1.9%**

	6 Months Ended June 30,		%
	2016	2017	Growth
Total Assets	$1,174.1	$1,169.1	(0.4%)
Gross Loans	$797.9	$874.7	9.6%
% C&I	*25.8%*	*27.3%*	
Total Deposits	$998.7	$972.0	(2.7%)
% NIB	*24.4%*	*25.1%*	
Gross Loans / Deposits	*79.9%*	*90.0%*	
Total Stockholders' Equity	$116.1	$118.8	
TBV per Share[1]	15.19	15.85	4.3%
TCE / TA[1]	9.2%	9.5%	
NPAs / Assets	0.94%	1.06%	
ALLL / Loans	0.92%	1.05%	
NCOs / Avg Loans (Ann'l)	0.17%	0.15%	
Net Income	$2.2	$4.0	79.4%
ROAA	0.40%	0.70%	
ROAE	3.92%	6.96%	
NIM	3.58%	4.19%	
Efficiency Ratio	83.5%	71.1%	

Note: Consolidated financial data; dollars in millions.
(1) Non-GAAP-financial measure. See the "Reconciliation of Non-GAAP Financial Measures" included in the appendix hereto.
Data Source: Company Documents.

Recent Developments – YTD August 2017 Financial Results

- **YoY loan growth of 13.8%**
- **YoY noninterest bearing deposit growth of 13.4%**
- **YTD 8/31/17 reported net income growth of 56.8%**
- **QTD 2017 core net income growth of 68.8%(1)**

	As of August 31,		YoY % Growth	YTD % Annualized Growth
	2016	2017		
Balance Sheet				
Gross Loans	$799.9	$910.0	13.8%	18.3%
Total Assets	1,147.1	1,197.9	4.4%	12.5%
Noninterest Bearing Deposits	224.0	254.1	13.4%	20.4%
Total Deposits	969.1	999.3	3.1%	10.7%
Gross Loans / Deposits	*82.5%*	*91.1%*		
Total Stockholders' Equity	$117.4	$119.7	1.9%	8.1%

	2 Months Ended August 31, ("QTD")		8 Months Ended August 31,	
	2016	2017	2016	2017
Income Statement				
Total Interest Income	$7.7	$8.0	$29.0	$33.5
Total Interest Expense	1.0	1.3	3.8	4.5
Net Interest Income	6.7	6.8	25.2	29.0
Provision for Loan Losses	0.1	0.1	0.9	1.8
Non-Interest Income	0.9	1.0	3.6	3.9
Non-Interest Expense	6.1	6.1	23.7	24.0
Income Before Taxes	1.4	1.5	4.3	7.1
Provision for Income Taxes	0.4	0.4	1.0	2.0
Net Income	$1.0	$1.1	$3.3	$5.1

Note: Consolidated financial data; dollars in millions.
(1) Core net income is a non-GAAP financial measure. The QTD 2017 growth rate excludes the impact of a $374 thousand after-tax recovery recorded in the 2 months ended August 31, 2016 on a legacy Business First loan that was charged-off in 2011. See the "Reconciliation of Non-GAAP Financial Measures" included in the appendix hereto.
Data Source: Company Documents.

Loan Portfolio

- **Top 10 relationships by current balance total $110 million, or 12.6% of outstanding gross loans**
  - These 10 relationships have total commitments of $137.8 million, or 12.0% of total commitments
- **Top 25 relationships by current balance total $227 million, or 25.9% of outstanding gross loans**
  - These 25 relationships have total commitments of $268 million, or 23.3% of total commitments
    - Of these Top 25, none are currently on the Watch List and only three are energy related
- **Loan participations, current balances:**
  - Bought: 24 loans, $28 million, 14 banks, 100% in-footprint
  - Sold: 40 loans to 28 banks, $54 million
    - Business First has proactively developed a group of participating banks
    - Director of Correspondent Banking has over 40 years of banking experience, including as a Business First Market President
    - This network has helped Business First defend its client base as their businesses grow and require larger credit facilities, mitigate credit risk and manage CRE concentration
    - Over $215 million in participations sold since 2012

As of June 30, 2017[(1)]



5.3%
12.8%
10.5%
5.4%
2.6%
1.2%
16.3%
18.5%
27.3%

			Avg. Loan Size
Construction & Land	$112,199	12.8%	$356
1-4 Family	92,027	10.5%	184
Home Equity Loans	47,371	5.4%	108
Multi-Family	23,039	2.6%	922
Farmland	10,524	1.2%	957
CRE - Income Producing	142,365	16.3%	757
CRE - Owner Occupied	161,912	18.5%	640
Commercial	238,924	27.3%	348
Consumer & Other	46,312	5.3%	85
Total	$874,673	100.0%	$484

Note: Dollars in thousands.
(1) Loan composition based on GAAP data.
Data Source: Company Documents.

BUSINESS FIRST BANK

Detailed Loan Composition

- **Owner – Occupied CRE now makes up 53% of CRE lending vs. only 39% as of June 30, 2010**

C&D Composition


4.2%
6.9%
15.7%
3.5%
2.5%
3.0%
4.0%
10.9%
8.3%
20.3%
15.8%
5.0%

C&D Potfolio		
Raw Land	$17,643	15.7%
Vacant Residential Lots	12,246	10.9%
Vacant Commercial Lots	9,260	8.3%
Land Development - Residential	17,710	15.8%
Residential Construction - OORE	5,610	5.0%
Residential Construction - Non OORE	22,791	20.3%
Commercial Constuction - Retail - Single Tenant	4,504	4.0%
Commercial Constuction - Retail - Multi Tenant	3,335	3.0%
Commercial Constuction - Office - OORE	2,753	2.5%
Commercial Constuction - Office - Non OORE	3,890	3.5%
Commercial Construction - Apartment/Multi-Faml	7,762	6.9%
Commercial Construction - Other	4,695	4.2%
Total C&D	**$112,199**	**100.0%**
Average Loan Size	**$356**	

CRE Composition - Income Producing


3.7%
4.7%
22.3%
23.9%
16.4%
10.4%
2.8%
15.8%

Income Producing CRE Portfolio		
Hotel/Motel	$6,697	4.7%
Office Building	33,966	23.9%
Office/Warehouse	14,823	10.4%
Warehouse	4,015	2.8%
Retail - Single Tenant	22,480	15.8%
Retail - Multi Tenant	23,287	16.4%
Commercial Building	31,787	22.3%
Other	5,310	3.7%
Total CRE - Income Producing	**$142,365**	**100.0%**
Average Loan Size	**$757**	

CRE Composition - Owner Occupied


0.7%
12.8%
19.9%
6.0%
0.2%
17.6%
2.7%
40.0%

Owner Occupied CRE Portfolio	1000	
Hotel/Motel	$1,092	0.7%
Office Building	20,784	12.8%
Office/Warehouse	9,692	6.0%
Warehouse	329	0.2%
Retail - Single Tenant	28,567	17.6%
Retail - Multi Tenant	4,444	2.7%
Commercial Building	64,800	40.0%
Other	32,204	19.9%
Total CRE - Owner Occupied	**$161,912**	**100.0%**
Average Loan Size	**$640**	

Note: Dollars in thousands.
Data Source: Company Documents.

BUSINESS FIRST BANK

Strong Credit Performance

- **Credit quality metrics have improved significantly since 2010**
- **Business First's ALLL / Gross Loans equaled 1.05% at June 30, 2017, up from 1.01% at December 31, 2016**
  - Including the remaining fair value mark of $3.2 million on American Gateway's portfolio, the ALLL equals 1.42% of gross loans

NPLs / Gross Loans



4.00%
3.00%
2.00%
1.00%
0.00%
3.56%
2.45%
1.76%
0.41%
0.54%
1.03%
0.90%
1.28%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
YTD 2017

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.51%
1.95%
1.24%
0.55%
0.88%
0.93%
0.77%
1.06%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
YTD 2017

NCOs / Avg. Loans



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.78%
1.25%
0.84%
0.12%
0.02%
0.08%
0.04%
0.01%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
YTD 2017(1)
FY 2011 - 2016 Avg. 0.39%
FY 2014 - 2016 Avg. 0.05%

Note: NPLs and NPAs exclude TDRs.
(1) Excludes the $800 thousand charge-off required to recognize a purchase discount gain of $2.4 million as described on page 12.
Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Strong Credit Performance

- **Classified Assets have decreased by 55% from $45.5 million at Q4'10 to $20.7 million at Q2'17**
- **Past due loans have remained low even with the acquisition of American Gateway and stress in the energy sector in recent years**
- **Beginning in Q4'14, as conditions in the energy sector began to deteriorate, Business First has experienced a divergence in its Energy Watch List vs. the rest of its portfolio**

Classified Asset Coverage Ratio(1)



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
66.7%
42.8%
24.8%
25.4%
31.1%
29.4%
28.6%
16.2%
15.1%
9.8%
8.7%
Q4'10
Q4'11
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q2'17
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio, Ex. Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.11%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.54%
0.25%
Q4'10
Q4'11
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q2'17
Total Past Due Loans
PD Loans, Ex. Energy

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
13.6%
13.4%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
7.2%
3.5%
Q4'10
Q4'11
Q4'12
Q4'13
Q4'14
Q4'15
Q4'16
Q2'17
Total WL
Non-Energy WL

(1) Defined as classified assets minus specific reserves divided by risk based capital.
Data Source: Company Documents.

Overview of Energy Lending

- **Total energy loans outstanding equaled $134 million as of June 30, 2017, approximately 15% of the total loan portfolio**
- **Geographic and loan type diversification**
- **Active monitoring of exposures**
  - Robust quarterly review instituted in early 2015 involving Executive Management, Market Presidents, all lenders and the credit team
  - Frequency of review of individual credits based on risk rating
- **New credits are viewed through relationship lens**
  - 8/10 largest energy relationships are depositors
  - Average of $770 thousand in deposits per energy relationship
- **Top 10 energy relationships by current balance total $67 million**
  - 8/10 are on the pass list
  - 9/10 have personal guarantees
  - 8/10 classified as midstream and support/services
- **Energy Watch List Loans > $1 million**
  - 5/9 are special mention; 2/9 are currently non-accrual
  - 7/9 are support/service
  - 9/9 have personal guarantees
- **Since Q1'15, energy related charge-offs total $1.3 million, or 1.00% of average quarterly energy loans**
  - In Q4'17, Business First anticipates recording a charge-off up to $2.5 million resulting from damage likely sustained during Hurricane Harvey to collateral securing a Classified credit
  - The amount represents the full loan balance; however, the Bank has perfected title, insurance and a personal guarantee
  - Inclusive of this amount, the Bank's cumulative NCOs on energy loans since Q1'15 equals 2.95%

Data Source: Company Documents.

BUSINESS FIRST BANK

Energy Lending – Historical Performance

- **2015 – Energy Watch List increases as the economic conditions for the sector deteriorate and Business First initiates aggressive monitoring**
- **2016 – Stabilization of Watch List; some credit migration to Classified**
- **2017 – Continued stability of Watch List as economic conditions for the energy sector remain largely unchanged**

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17
Upstream	$ 6,395	$ 9,242	$ 9,614	$ 13,878	$ 13,927	$ 14,296	$ 14,567	$ 14,392	$ 13,741	$ 14,177
Midstream	16,072	17,465	18,786	17,422	19,413	31,555	34,588	35,024	34,415	32,662
Downstream	13,279	15,091	14,276	14,248	13,676	10,969	10,684	11,766	11,709	11,458
Support / Services	77,520	80,005	78,039	79,313	75,460	76,343	83,043	73,142	69,936	75,707
Non-Oil and Gas	1,663	1,435	672	145	-	-	-	861	-	-
Total Energy Exposure	$ 114,929	$ 123,240	$ 121,388	$ 125,007	$ 122,477	$ 133,163	$ 142,881	$ 135,184	$ 129,802	$ 134,003
% of Total Loans	*19.8%*	*16.6%*	*16.1%*	*16.0%*	*15.4%*	*16.5%*	*17.5%*	*16.5%*	*15.1%*	*15.3%*
% of Total Bank Capital	*135.0%*	*108.2%*	*107.7%*	*110.7%*	*107.9%*	*116.7%*	*123.2%*	*114.7%*	*109.0%*	*110.0%*
Total Committed Energy Loans	$ 145,609	$ 154,420	$ 152,873	$ 160,537	$ 157,298	$ 165,416	$ 191,711	$ 178,290	$ 175,515	$ 175,294
Credit Ratings										
Weighted Average Risk Ratings	3.31	3.24	3.33	3.58	3.64	3.60	3.65	3.74	3.78	3.82
Pass-Watch / Special Mention %	8.3%	7.2%	13.8%	27.1%	24.0%	19.1%	18.3%	16.9%	16.7%	18.2%
Classified %	0.0%	1.3%	1.4%	0.8%	2.6%	4.9%	5.3%	5.6%	5.9%	5.8%
Total Watch List % (1)	8.3%	8.5%	15.2%	27.8%	26.6%	24.0%	23.6%	22.6%	22.6%	24.1%
Past Dues										
Nonaccrual Loans	$ -	$ 1,661	$ 1,661	$ 949	$ 2,071	$ 2,004	$ 1,190	$ 1,125	$ 4,663	$ 4,331
Accruing Past Due	-	-	-	-	-	-	-	-	-	2,642
Total Past Due	$ -	$ 1,661	$ 1,661	$ 949	$ 2,071	$ 2,004	$ 1,190	$ 1,125	$ 4,663	$ 6,974
Total Past Due / Total Energy Loans	*0.0%*	*1.3%*	*1.4%*	*0.8%*	*1.7%*	*1.5%*	*0.8%*	*0.8%*	*3.6%*	*5.2%*
Net Charge Offs	$ -	$ -	$ -	$ 612	$ 390	$ -	$ -	$ 277	$ 8	$ -
Net Charge Offs / Energy Loans	*0.0%*	*0.0%*	*0.0%*	*0.5%*	*0.3%*	*0.0%*	*0.0%*	*0.2%*	*0.0%*	*0.0%*

Note: Dollars in thousands.
(1) Percentage based on energy loans outstanding.
Data Source: Company Documents.

BUSINESS FIRST BANK

Energy Lending – As June 30, 2017

- No SNCs
- Average loan size of $713 thousand
- Weighted average maturity of energy loans is shorter than the balance of the portfolio (3.4 years vs. 4.9 years)

ENERGY PORTFOLIO BY CATEGORY							
OUTSTANDING BALANCE	**Total $'s**	**% of Energy Portfolio**	**# of Loans**	**Avg $ per Loan**	**# of Customer**	**Avg $ per Customer**	**Wtd Avg Maturity (Yrs)**
Upstream	14.2	10.6%	20	0.7	13	1.1	2.4
Midstream	32.7	24.4%	38	0.9	16	2.0	4.5
Downstream	11.5	8.6%	9	1.3	9	1.3	5.7
Support / Services	75.7	56.5%	121	0.6	63	1.2	2.8
TOTAL ENERGY	134.0	100.0%	188	0.7	101	1.3	3.4
COMMITTED	**Total $'s**	**% of Energy Portfolio**	**# of Loans**	**Avg $ per Loan**	**# of Customer**	**Avg $ per Customer**	**Wtd Avg Maturity (Yrs)**
Upstream	19.0	10.9%	20	1.0	13	1.5	2.8
Midstream	41.0	23.4%	38	1.1	16	2.6	5.0
Downstream	11.5	6.5%	9	1.3	9	1.3	5.7
Support / Services	103.8	59.2%	121	0.9	63	1.6	3.3
TOTAL ENERGY	175.3	100.0%	188	0.9	101	1.7	3.9

Note: Dollars in millions.
Data Source: Company Documents.

Energy Lending – Adjusted Exposure

- **Business First's categorization of energy lending captures a broad range of businesses due to regulatory guidance**
- **However, the risk of certain loan types is not directly correlated to the price of oil**
- **Excluding these loan types, Business First's energy lending decreases by approximately 20% to 12.5% of the total portfolio and 90.3% of bank capital**

ENERGY PORTFOLIO BY COLLATERAL

COLLATERAL	Total $'s	% of Energy Portfolio
Accounts Receivable & Inventory	23.8	17.8%
Barges, Crew Boats, Marine Vessels	28.2	21.1%
Equipment	10.9	8.1%
Oil & Gas	10.0	7.4%
CD/Mkt. Securities	5.9	4.4%
All Other	7.9	5.9%
SUB TOTAL C & I	86.7	64.7%
Commercial Real Estate	33.5	25.0%
Consumer Real Estate	11.9	8.8%
Other	1.9	1.4%
SUB TOTAL NON C & I	47.3	35.3%
TOTAL	**134.0**	**100.0%**

Total Energy	$134.0
(-) CD/Savings -Secured	5.9
(-) Insurance Premium	2.3
(-) Retailer	7.5
(-) PetroChem Service	8.7
Adjusted Energy Exposure	$109.6

Note: Dollars in millions.
Data Source: Company Documents.

BUSINESS FIRST BANK

Deposit Mix

- **Business First's deposit gathering strategy is focused on its commercial lending relationships**
  - All but one of the Top 25 relationships by current loan balance are depositors, totaling $41.8 million, with 100% of the Top 10 relationships being depositors
  - In Q2'16, established a relationship pricing model that values deposits and treasury management
  - Recently added an incentive plan for lenders tied to deposit growth
- **Of Business First's deposit relationships greater than $1 million, 89% have multiple deposit accounts, a lending relationship or have more than 5 transactions monthly**
- **American Gateway's core deposits and excess liquidity were key rationale for that acquisition**
  - Increased NIB deposits to 26.5%[2] from 18.6% at year end 2014
  - Reduced Loans / Deposits ratio to 79.1%[2] from 95.1% at year end 2014
  - Approximately 17.5% growth in the American Gateway deposits since closing

Deposit Mix - June 30, 2017[1]



27.8%
25.1%
8.0%
15.5%
23.6%

Non-Interest Bearing	$243,745	25.1%
NOW & Other	150,936	15.5%
MMDA & Savings	228,947	23.6%
Wholesale Time	78,005	8.0%
Other Time	270,383	27.8%
Total Deposits	$972,016	100.0%

Note: Dollars in thousands.
(1) Based on GAAP data.
(2) Represents data from the first quarter following the closing of the American Gateway acquisitions (June 30, 2015).
Data Source: Company Documents.

BUSINESS FIRST BANK

Yield / Rate Analysis

- **Stable core NIM[1]**
- **Remaining loan discount from the American Gateway acquisition totaled $3.2 million as of June 30, 2017**
  - Average maturity of the American Gateway loans with a discount is 7.25 years
- **Balance Sheet is asset sensitive**
- **Fixed vs. Variable rate loans[2]**
  - 65% fixed with a weighted average maturity of 4.8 year and 4.5% current rate
    - Approximately 23% of fixed rate loans mature in the next 24 months
  - Variable rate portfolio has a 3.5 year weighted average with a 4.8% current rate[2]



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17
Loan Yield: 4.63% 4.74% 5.45% 5.20% 4.97% 4.83% 5.15% 4.89% 5.34% 5.72%
NIM: 3.59% 3.28% 4.04% 3.81% 3.69% 3.47% 3.78% 3.63% 4.04% 4.34%
Core NIM: 3.59% 3.05% 3.76% 3.53% 3.51% 3.37% 3.65% 3.50% 3.54% 3.66%
Cost of Int. Bearing Deposits: 0.70% 0.60% 0.58% 0.58% 0.62% 0.69% 0.75% 0.78% 0.76% 0.83%
Total Cost of Deposits: 0.57% 0.46% 0.44% 0.44% 0.48% 0.54% 0.58% 0.58% 0.57% 0.61%
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased

Note: Based on GAAP data.
(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway acquisition. See the "Reconciliation of Non-GAAP Financial Measures" included in the appendix hereto.
(2) Maturity and rate of variable rate loan portfolio excludes approximately $30 million of loans acquired from American Gateway.
Data Source: SNL Financial, Company Documents.

BUSINESS FIRST BANK

Transaction Opportunity: Minden Bancorp, Inc.

BUSINESS FIRST
BANK

Overview of Minden Bancorp (MBL Bank)

- **Founded in 1910; headquartered in Minden, LA**
- **#1 deposit market share in Webster Parish (39%)**
- **5-Year Financial Performance:**
  - Average ROAA: 1.40%
  - Average Efficiency Ratio: 39.9%
  - Avg. NCOs / Loans: 0.01%
- **Transactional Rationale**
  - ✓ Scale – Over $1.5 bn in assets at closing
  - ✓ Pro forma ROAA > 1%
  - ✓ 11% average annual EPS accretion for FY 2018-2020
  - ✓ 25%+ IRR
  - ✓ Market familiarity and opportunity
  - ✓ Similar branch lite model
  - ✓ Low cost deposit base plus excess liquidity
  - ✓ Diversifies loan portfolio
  - ✓ Commitments from key personnel

Business First Footprint



Sherman
Paris
Idabel
Texarkana
Camden
Monticello
Cleveland
Greenville
El Dorado
Magnolia
Plano
Greenville
Mount Pleasant
Garland
Dallas
Bastrop
Yazoo City
Longview
Shreveport
Ruston
Monroe
Tyler
Vicksburg
Jackson
Corsicana
Henderson
Winnsboro
Mansfield
Palestine
Natchitoches
Nacogdoches
Natchez
Brookhaven
Kisatchie National Forest
Alexandria
Crockett
Lufkin
Leesville
LOUISIANA
Tylertown
Marksville
Jasper
De Ridder
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma
Business First Banking Centers (16)
Business First LPOs (2)
Minden Bancorp Branches (2)

Data Source: SNL Financial.

BUSINESS FIRST BANK

Increased Market Opportunity in Northwest Louisiana

- **Business First currently operates one location in Shreveport while MBL Bank has 2 branches in the city of Minden**
  - Jude Melville was born and raised in Northwest Louisiana, as was Philip Jordan, who still lives there
  - 3 of Business First's current directors were born and raised in the area
- **Shreveport is the 3rd largest city in Louisiana and the Shreveport-Bossier City MSA population exceeds 450,000**
  - Jointly, the combined bank will be better positioned to expand its calling efforts in Bossier City, where neither bank currently has a physical location
- **Shreveport is approximately 190 miles from Dallas**
  - Business First's existing relationships in the Northwest Louisiana market were an important factor in deciding to expand into Dallas earlier this year
- **Northwest Louisiana is largely a service economy with a robust medical community and extensive tourism driven by the gaming industry**
- **Strong military presence with the Barksdale Air Force base (the largest employer in the area), which is a major center for the U.S. military's global strike and cybersecurity operations**

Shreveport-Bossier City, LA (MSA)

2016 Rank	Institution (ST)	2016 Branches	2016 Deposits ($mm)	2016 Market Share (%)
1	Capital One Financial Corp. (VA)	13	1,507	20.3
2	JPMorgan Chase & Co. (NY)	14	1,293	16.2
3	Regions Financial Corp. (AL)	17	1,188	14.5
4	Citizens National Bancshares (LA)	11	724	8.7
5	BancorpSouth Inc. (MS)	11	708	8.6
	Pro Forma	**3**	**378**	**4.3**
6	Origin Bancorp Inc. (LA)	3	372	4.0
7	Mansfield Bancshares Inc. (LA)	10	372	4.6
8	Red River Bancshares Inc. (LA)	6	297	3.3
9	Home Fedl Bncp Inc. LA (LA)	7	289	3.5
10	**Minden Bancorp Inc (LA)**	**2**	**253**	**3.0**
11	IBERIABANK Corp. (LA)	2	226	2.8
12	First Guaranty Bancshares Inc. (LA)	3	166	2.1
13	Gibsland Bancshares Inc. (LA)	4	159	1.9
14	**Bus. First Bancshares Inc. (LA)**	**1**	**125**	**1.3**
15	C B & T Bancshares Inc. (LA)	4	118	1.6
16	Progressive Bancorp Inc. (LA)	2	106	1.1
17	Northwest Bancshares Corp. (LA)	1	43	0.5
18	Caldwell Holding Co. (LA)	3	40	0.5
19	MidSouth Bancorp Inc. (LA)	2	40	0.5
20	Grant Bancshares Inc. (LA)	3	31	0.4
	Total For Institutions In Market	129	8,117	

Note: FDIC data as of June 30, 2016.
Data Source: SNL Financial.

BUSINESS FIRST BANK

Historical Financial Summary of Minden Bancorp, Inc.

	For the Year Ended December 31,						YTD
	2011	2012	2013	2014	2015	2016	6/30/2017
Balance Sheet							
Total Assets	$264,598	$276,491	$288,880	$309,394	$321,536	$331,354	$322,946
Gross Loans (Excl. HFS)	133,018	148,086	157,849	173,965	189,056	190,768	194,373
Deposits	223,713	233,963	224,067	243,267	261,582	267,456	259,120
Total Equity	39,030	40,325	41,646	45,541	49,013	51,129	48,649
Gross Loans (Excl. HFS) / Deposits	59.5 %	63.3 %	70.4 %	71.5 %	72.3 %	71.3 %	75.0 %
Net Loans (Excl. HFS) / Assets	49.7	53.0	54.1	55.7	58.2	57.0	59.5
Capital							
Tangible Common Equity / Tangible Assets[(1)]	14.8 %	14.6 %	14.4 %	14.7 %	15.2 %	15.4 %	15.1 %
Tier 1 Leverage Ratio	12.3	12.9	13.6	14.7	15.6	16.3	15.0
Tier 1 Capital Ratio	26.0	25.1	26.7	26.3	25.8	26.9	24.9
Total Capital Ratio	27.3	26.3	27.8	27.3	26.8	28.0	26.0
Asset Quality							
NPLs / Loans (Excl. TDRs)	0.26 %	0.27 %	0.23 %	0.23 %	0.27 %	0.42 %	0.81 %
NPAs / Assets (Excl. TDRs)	0.13	0.15	0.12	0.13	0.16	0.24	0.49
Reserves / NPLs	156.1	144.2	460.8	445.2	364.6	52.0	63.5
Reserves / Loans (Excl. HFS)	1.22	1.08	1.04	1.01	0.98	1.08	1.07
NCOs / Average Loans	0.02	0.10	0.03	(0.00)	0.01	0.00	0.01
Profitability Ratios							
Net Income	$2,619	$3,035	$3,414	$3,932	$4,228	$4,849	$2,785
ROAA	1.09 %	1.17 %	1.25 %	1.31 %	1.40 %	1.52 %	1.71 %
ROAE	7.38	7.71	8.39	9.02	9.14	9.58	11.65
Net Interest Margin	3.35	3.35	3.29	3.30	3.33	3.51	3.75
Efficiency Ratio	51.1	48.4	46.2	43.1	42.1	38.6	35.8
Non-Interest Income / Avg. Assets	0.49	0.28	0.31	0.33	0.30	0.29	0.29
Non-Interest Expense / Avg. Assets	1.88	1.68	1.61	1.51	1.52	1.46	1.41

Note: Represents consolidated data, dollars in thousands.
(1) Non-GAAP financial measures. See the "Reconciliation of Non-GAAP Financial Measures" included in the appendix hereto.
Data Source: SNL Financial.

Pro Forma Loan Composition

Business First Bancshares, Inc.


5.3%
12.8%
10.5%
5.4%
2.6%
17.5%
18.5%
27.3%

Loans		
Construction & Land	$112,199	12.8%
1-4 Family	92,027	10.5%
Home Equity Loans	47,371	5.4%
Multi-Family	23,039	2.6%
CRE - Income Producing	152,889	17.5%
CRE - Owner-Occupied	161,912	18.5%
C&I	238,924	27.3%
Consumer & Other	46,312	5.3%
Total	$874,673	100.0%

Yield on Total Loans:	5.72%
Total Commercial[(1)]:	45.8%
Total Energy:	15.3%
C&D / Risk Based Capital[(2)]	92.1%
CRE / Risk Based Capital[(2)]	233.6%

MBL Bank


8.3%
13.4%
31.9%
0.3%
6.3%
24.1%
15.7%

Loans		
Construction & Land	$26,044	13.4%
1-4 Family	61,992	31.9%
Home Equity Loans	524	0.3%
Multi-Family	-	0.0%
CRE - Income Producing	12,218	6.3%
CRE - Owner-Occupied	46,891	24.1%
C&I	30,513	15.7%
Consumer & Other	16,191	8.3%
Total	$194,373	100.0%

Yield on Total Loans:	5.82%
Total Commercial[(1)]:	39.8%
Total Energy:	2.1%
C&D / Risk Based Capital[(2)]	51.5%
CRE / Risk Based Capital[(2)]	76.4%

Pro Forma


5.8%
12.9%
14.4%
4.5%
2.2%
15.4%
19.5%
25.2%

Loans		
Construction & Land	$138,243	12.9%
1-4 Family	154,019	14.4%
Home Equity Loans	47,895	4.5%
Multi-Family	23,039	2.2%
CRE - Income Producing	165,107	15.4%
CRE - Owner-Occupied	208,803	19.5%
C&I	269,437	25.2%
Consumer & Other	62,503	5.8%
Total	$1,069,046	100.0%

Total Commercial[(1)]:	44.7%
Total Energy:	12.9%
C&D / Risk Based Capital[(2)]	81.5%
CRE / Risk Based Capital[(2)]	190.5%

Note: Data as of June 30, 2017. Dollars in thousands. Pro forma excludes any purchase accounting adjustments.
(1) Defined as C&I plus Owner Occupied CRE.
(2) Real estate concentration levels calculated at the bank level based on FDIC call report data.
Data Source: SNL Financial.

BUSINESS FIRST BANK

Pro Forma Deposit Mix

Business First Bancshares, Inc.


25.1%
15.5%
23.6%
8.0%
27.8%

Deposits		
Non-Interest Bearing	$243,745	25.1%
NOW & Other	150,936	15.5%
MMDA & Savings	228,947	23.6%
Wholesale Time	78,005	8.0%
Other Time	270,383	27.8%
Total Deposits	$972,016	100.0%

Cost of Total Deposits:	0.61%
Gross Loans / Deposits	90.0%

MBL Bank


13.6%
19.9%
31.1%
35.4%

Deposits		
Non-Interest Bearing	$35,280	13.6%
NOW & Other	51,466	19.9%
MMDA & Savings	80,556	31.1%
Wholesale Time	-	0.0%
Other Time	91,818	35.4%
Total Deposits	$259,120	100.0%

Cost of Total Deposits:	0.54%
Gross Loans / Deposits	75.0%

Pro Forma


22.7%
16.4%
25.1%
6.3%
29.4%

Deposits		
Non-Interest Bearing	$279,025	22.7%
NOW & Other	202,402	16.4%
MMDA & Savings	309,503	25.1%
Wholesale Time	78,005	6.3%
Other Time	362,201	29.4%
Total Deposits	$1,231,136	100.0%

Gross Loans / Deposits	86.8%

Note: Data as of June 30, 2017. Dollars in thousands. Pro forma excludes any purchase accounting adjustments.
Data Source: SNL Financial.

Transaction Terms

Acquiror	• Business First Bancshares, Inc.
Target	• Minden Bancorp, Inc., bank holding company of MBL Bank
Transaction Value	• $76.1 million
Consideration Mix	• 100% cash
Valuation Multiples	• 155% of June 30, 2017 TBV • 14.4x LTM EPS
Board Seat	• Minden CEO Jack Byrd has been invited to join Business First's Board
Employment / Retention Agreements	• Business First has entered into a long-term employment agreement with Jack Byrd and retention agreements with all the bank's lenders in connection with the execution of the definitive merger agreement
Required Approvals	• Customary regulatory approvals and Minden shareholder approval
Expected Closing	• Targeted closing in Q1'18

Key Transaction Assumptions

Transaction Structure	• 100% cash
Cost Savings	• $1.4 million of annual pre-tax cost saves *(31% of Minden's budgeted 2017 NIE)* • Approximately $800 thousand realized in FY 2018 with 100% thereafter
Loan Mark	• 1.3%, or $2.65 million • Minden's ALLL as of June 30, 2017 totaled $2.1 million Credit Review • Onsite review by internal team of experienced underwriters • Reviewed 135 commercial and consumer relationships totaling 351 loans • Reviewed 61% of loan portfolio • 100% review of: – 20 Largest Relationships – Loan Participations – Subdivision Development Loans – 1-4 Family Residential Construction Loans – 1-4 Family Residential Term Debt (1st and 2nd loans) – Watch List Loans – Past Due Loans
CDI	• Equal to 1.50% of Minden's non-time deposits
Transaction Expenses	• $3.1 million after-tax (4.1% of transaction value)
Capital	• Analysis gives effect to $66.0 million of common equity raised by Business First (net proceeds of $62.3 million)

Pro Forma Results

Projected Closing Balance Sheet

- Total Assets:~$1.6 billion
- Gross Loans:~$1.2 billion
- Total Deposits:~$1.4 billion
- Total Equity:~$180 million
- Minden had $125 million in cash and securities as of June 30, 2017 versus $72 million in total borrowings and $78 million in wholesale time deposits for Business First

Lending Concentrations[1]

	As of June 30, 2017	Pro Forma June 30, 2017
C&D / Total RBC	92.1%	~80%
CRE / Total RBC	233.6%	~190%
Energy Loans / Loans	15.3%	~13%
Adj. Energy Loans / Loans[2]	12.5%	~11%
Energy Loans / Total RBC	110.0%	~80%

(1) Lending concentration ratios calculated at the bank level based on FDIC call report data.
(2) See page 21 for detail on adjusted energy exposure.

BUSINESS FIRST BANK

Pro Forma Results

Capital Ratios - Consolidated	As of June 30, 2017	Pro Forma at Closing March 31, 2018
TCE / TA(1)	9.5%	~9%
Leverage Ratio	9.5%	~9%
Tier 1 Capital Ratio	10.0%	~10%
Total Risk Based Capital Ratio	10.9%	~11%

Capital Ratios – Bank Level	As of June 30, 2017	Pro Forma as of June 30, 2017
TCE / TA(1)	9.7%	~11%
Leverage Ratio	9.7%	~11%
Tier 1 Capital Ratio	10.3%	~12%
Total Risk Based Capital Ratio	11.1%	~13%

(1) Non-GAAP financial measure. See the "Reconciliation of Non-GAAP Financial Measures" included in the appendix hereto.

Pro Forma Results

Earnings Impact	• Estimated 1% ROAA for the first full year of combined operations vs 0.70% for 1H'2017 • Approximately 19% accretive for the 9-months ending December 31, 2018 • Approximately 14% accretive for FY 2018 • Approximately 10% accretive for FY 2019
TBV Impact	• Total intangibles created of approximately $26 million • Approximately 11.7% dilutive to estimated TBV per share at closing
IRR	• 25%+ based on a 14x terminal multiple

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers

- Talented commercial bankers will be the primary catalyst for future growth in existing or new markets
- Bankers are attracted to Business First's:
  - Relationship-based approach
  - Sophisticated business banking capabilities
  - Credit culture and process
  - Energy and camaraderie of executive team and Board

Expanding Presence in Existing Markets

- Incentive program tied to deposit growth
- Expand suite of products and services
  - Ex, SBA express loans and correspondent banking
- Selectively add new banking centers
  - Ex, New Orleans in Q1'18
- Dallas Market
  - Targeting attractive submarkets
  - Addison will be the first full-service banking center

Opportunistic New Market Expansion

- Focused along the I-10/12 and I-20 corridors
  - DFW, Houston and East Texas to the West
  - Jackson, Gulfport/Biloxi and Mobile to the East
- Target markets
  - Attractive demographics
  - Concentration of small-to-midsize businesses
  - High net worth individuals

Disciplined Acquisition Strategy

- Organic expansion will be the primary strategic focus going forward
- Opportunistically evaluate M&A opportunities in existing footprint and new market expansion area

Appendix

BUSINESS FIRST
BANK

Energy Portfolio by Risk Rating – As of June 30, 2017

PAST DUE ENERGY LOANS BY CATEGORY AND COLLATERAL							
CATEGORY	**Total $'s**	**% of Energy Portfolio**	**Total Past Due $**	**% of Energy Portfolio**	**Accruing - 30-59**	**Past Due 60-89**	**Non-Accruals**
Upstream	14.2	10.6%	3.6	2.7%	-	-	3.6
Midstream	32.7	24.4%	-	-	-	-	-
Downstream	11.5	8.6%	-	-	-	-	-
Support / Service	75.7	56.5%	3.3	2.5%	2.6	-	0.7
TOTAL	134.0	100.0%	7.0	5.1%	2.6	-	4.3
COLLATERAL	**Total $'s**	**% of Energy Portfolio**	**Total Past Due $**	**% of Energy Portfolio**	**Accruing - 30-59**	**Past Due 60-89**	**Non-Accruals**
Accounts Receivable & Inventory	23.8	17.8%	-	-	-	-	-
Barges, Crew Boats, Marine Vessels	28.2	21.1%	2.5	1.9%	2.5	-	-
Equipment	10.9	8.1%	-	-	-	-	-
Oil & Gas	10.0	7.4%	3.6	2.7%	-	-	3.6
Commercial Real Estate	36.9	27.5%	0.7	0.5%	-	-	0.7
Consumer Real Estate	11.9	8.8%	-	-	-	-	-
CD / Market Securities	2.5	1.9%	-	-	-	-	-
All Other (C&I and Non C&I)	9.8	7.3%	0.1	0.1%	0.1	-	-
TOTAL	134.0	100.0%	7.0	5.2%	2.6	-	4.3

Note: Dollars in millions.
Data Source: Company Documents.

Energy Portfolio by Risk Rating – As of June 30, 2017

PAST DUE ENERGY LOANS BY CATEGORY AND COLLATERAL									
RISK RATING	RR #	Upstream	Midstream	Downstream	Support / Service	Current Quarter Total $	Current Quarter % of Energy	Previous Quarter Total $	Previous Quarter % of Energy
Cash Secured	1	0.1	0.1	3.4	0.6	4.2	3.2%	4.5	3.5%
Superior	2	0.8	1.4	1.2	2.9	6.2	4.7%	6.2	4.8%
Acceptable	3	2.6	17.4	6.8	15.9	42.7	31.8%	42.8	33.0%
Pass	4	4.3	13.8	-	30.5	48.6	36.3%	46.9	36.1%
TOTAL PASS RATED		7.9	32.7	11.4	49.8	101.7	75.9%	100.5	77.4%
Pass / Watch	4W	-	-	-	2.9	2.9	2.2%	3.2	2.5%
Other Assets Especially Mentioned	5	2.7	-	0.1	18.8	21.5	16.0%	18.5	14.2%
Substandard	6	-	-	-	3.3	3.3	2.5%	3.0	2.3%
Doubtful	7	3.6	-	-	0.9	4.5	3.3%	4.7	3.6%
TOTAL		14.2	32.7	11.5	75.7	134.0	100.0%	129.8	100.0%

Note: Dollars in millions.
Data Source: Company Documents.

Energy Portfolio by Risk Rating – As of June 30, 2017

PAST DUE ENERGY LOANS BY CATEGORY AND COLLATERAL										
RISK RATING	RR #	C & I	Commercial Real Estate	Consumer Real Estate	CD / Market Securities	All Other	Current Quarter Total $	Current Quarter % of Energy	Previous Quarter Total $	Previous Quarter % of Energy
Cash Secured	1	-	3.4	-	0.9	-	4.2	3.2%	4.5	3.5%
Superior	2	1.8	-	0.7	-	3.7	6.2	4.7%	6.2	4.8%
Acceptable	3	14.7	16.7	6.2	1.6	3.4	42.7	31.8%	42.8	33.0%
Pass	4	33.3	12.6	0.9	-	1.8	48.6	36.3%	46.9	36.1%
TOTAL PASS RATED		49.8	32.7	7.9	2.5	8.9	101.7	75.9%	100.5	77.4%
Pass / Watch	4W	2.9	-	-	-	-	2.9	2.2%	3.2	2.5%
Other Assets Especially Mentioned	5	13.2	3.5	4.0	-	0.8	21.5	16.1%	18.5	14.2%
Substandard	6	3.3	-	-	-	-	3.3	2.5%	3.0	2.3%
Doubtful	7	3.6	0.7	-	-	0.1	4.5	3.3%	4.7	3.6%
TOTAL		73.0	36.9	11.9	2.5	9.8	134.0	100.0%	129.8	100.0%

Note: Dollars in millions.
Data Source: Company Documents.

Reconciliation of Non-GAAP Financial Measures

$ in thousands except per share data

TCE / TBV

	For the Year Ended December 31,							YTD 6/30/2017	YTD 6/30/2016
	2010	2011	2012	2013	2014	2015	2016		
Tangible Common Equity / Tangible Assets:									
Tangible Common Equity									
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 118,813	$ 116,118
Adjustments:									
Goodwill			-	-	-	(3,376)	(6,824)	(6,824)	(6,824)
Core deposit and other intangibles		(618)	(521)	-	-	(2,555)	(2,279)	(2,141)	(2,417)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 109,848	$ 106,877
Tangible Assets									
Total Assets	$ 657,142	$ 652,241	$ 681,062	$ 684,180	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,169,086	$ 1,174,142
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,141)	(2,417)
Total Tangible Assets	$ 657,142	$ 651,623	$ 680,541	$ 684,180	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,160,121	$ 1,164,901
Common Equity to Total Assets	9.1%	10.2%	10.4%	10.5%	11.5%	10.4%	10.3%	10.2%	9.9%
Tangible Common Equity to Tangible Assets	9.1%	10.1%	10.4%	10.5%	11.5%	10.0%	9.5%	9.5%	9.2%
Tangible Book Value per Share:									
Tangible Common Equity									
Total Shareholders' Equity	$ 59,524	$ 66,269	$ 71,014	$ 71,923	$ 78,845	$ 112,449	$ 113,559	$ 118,813	$ 116,118
Adjustments:									
Goodwill	-	-	-	-	-	(3,376)	(6,824)	(6,824)	(6,824)
Core deposit and other intangibles	-	(618)	(521)	-	-	(2,555)	(2,279)	(2,141)	(2,417)
Total Tangible Common Equity	$ 59,524	$ 65,651	$ 70,493	$ 71,923	$ 78,845	$ 106,518	$ 104,456	$ 109,848	$ 106,877
Common shares outstanding	5,281,557	5,299,870	5,302,870	5,314,925	5,314,925	7,035,913	6,916,673	6,932,570	7,037,413
Book Value per Common Share	$ 11.27	$ 12.50	$ 13.39	$ 13.53	$ 14.83	$ 15.98	$ 16.42	$ 17.14	$ 16.50
Tangible Book Value per Common Share	$ 11.27	$ 12.39	$ 13.29	$ 13.53	$ 14.83	$ 15.14	$ 15.10	$ 15.85	$ 15.19

Data Source: Company Documents.

Reconciliation of Non-GAAP Financial Measures

$ in thousands except per share data

Core Net Income, ROAA, NIM

	For the Year Ended December 31, 2014	2015	2016	YTD 6/30/2017
Core Net Income:				
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,028
Adjustments:				
AGFC Acquisition deal charges, tax effected at 34%	317	758	187	-
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,028
Core Return on Average Assets:				
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,028
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,028
Average Assets	$696,895	$999,487	$1,127,773	$1,154,196
ROAA	0.58%	0.41%	0.45%	0.70%
Core ROAA	0.62%	0.49%	0.47%	0.70%
Core Net Interest Margin:				
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 22,250
Adjustments:				
AGFC loan purchase discount accretion	-	(1,961)	(1,363)	(3,150)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 19,100
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,061,345
Net Interest Margin	3.55%	3.68%	3.64%	4.19%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.60%

QTD Core Net Income

	QTD 8/31/2017	QTD 8/31/2016
Core Net Income Growth:		
Net Income	$ 1,102	$ 1,027
Adjustments:		
After-tax recovery on legacy Business First loan charged-off in 2011		(374)
Core Net Income	$ 1,102	$ 653
QTD 8/31/17 Core Net Income Growth compared to prior year period	68.8%	

Data Source: Company Documents.

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures

$ in thousands

Quarterly Core NIM	Q1 '15	Q2 '15	Q3 '15	Q4 '15	Q1 '16	Q2 '16	Q3 '16	Q4 '16	Q1 '17	Q2 '17
Core Net Interest Margin:										
Net Interest Income	$ 6,166	$ 8,562	$ 9,916	$ 9,506	$ 9,431	$ 9,101	$ 9,742	$ 9,318	$ 10,560	$ 11,690
Adjustments:										
AGFC loan purchase	-	(600)	(682)	(679)	(454)	(254)	(325)	(330)	(1,308)	(1,842)
Core Net Interest Income	$ 6,166	$ 7,962	$ 9,234	$ 8,827	$ 8,977	$ 8,847	$ 9,417	$ 8,988	$ 9,252	$ 9,848
Average Interest-earning Assets	$ 687,014	$ 1,042,836	$ 981,054	$ 999,005	$ 1,023,456	$ 1,049,559	$ 1,031,322	$ 1,026,126	$ 1,045,161	$ 1,077,529
Net Interest Margin	3.59%	3.28%	4.04%	3.81%	3.69%	3.47%	3.78%	3.63%	4.04%	4.34%
Core Net Interest Margin	3.59%	3.05%	3.76%	3.53%	3.51%	3.37%	3.65%	3.50%	3.54%	3.66%

Data Source: Company Documents.

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures – Minden Bancorp, Inc.

$ in thousands except per share data

TCE

	For the Year Ended December 31,						YTD
	2011	2012	2013	2014	2015	2016	6/30/2017
Tangible Common Equity / Tangible Assets:							
Tangible Common Equity							
Total Shareholders' Equity	$ 39,030	$ 40,325	$ 41,646	$ 45,541	$ 49,013	$ 51,129	$ 48,649
Adjustments:							
Goodwill	-	-	-	-	-	-	-
Core deposit and other intangibles	-	-	-	-	-	-	-
Total Tangible Common Equity	$ 39,030	$ 40,325	$ 41,646	$ 45,541	$ 49,013	$ 51,129	$ 48,649
Tangible Assets							
Total Assets	$ 264,598	$ 276,491	$ 288,880	$ 309,394	$ 321,536	$ 331,354	$ 322,946
Adjustments:							
Goodwill	-	-	-	-	-	-	-
Core deposit and other intangibles	-	-	-	-	-	-	-
Total Tangible Assets	$ 264,598	$ 276,491	$ 288,880	$ 309,394	$ 321,536	$ 331,354	$ 322,946
Common Equity to Total Assets	14.8%	14.6%	14.4%	14.7%	15.2%	15.4%	15.1%
Tangible Common Equity to Tangible Assets	14.8%	14.6%	14.4%	14.7%	15.2%	15.4%	15.1%

Data Source: SNL Financial.